UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2022

Redbox Entertainment Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	001-39741 (Commission File Number)	85-2157010 (I.R.S. Employer Identification No.)

1 Tower Lane, Suite 800 Oakbrook Terrace, Illinois 60181 (Address of principal executive offices, including zip code)

(630) 756-8000 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RDBX	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	RDBXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Members of senior management, including Galen C. Smith, Chief Executive Officer, and Kavita Suthar, Chief Financial Officer, will present at the 2022 Virtual ICR Conference on Tuesday, January 11, 2022 at 2:00 p.m. ET and at the 24th Annual Needham Virtual Growth Conference on Thursday, January 13, 2022 at 2:45 p.m. ET. The company will also be holding one on one meetings at both conferences. To facilitate discussions at the conferences, an updated Investor Presentation titled “Investor Presentation – January 2022,” has been posted to the Events and Presentations section of the company’s Investor Relations website at investors.redbox.com, along with live and archived webcast links to the Conferences.

The information in this Item 7.01 is furnished and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Item 8.01. Other Events.

Annual Meeting of Stockholders

Redbox Entertainment Inc. (the “Company”) has determined that the Company’s first annual meeting of stockholders will be held on June 7, 2022 (the “2022 Annual Meeting”), at a time and place to be specified in the Company’s proxy statement. The Company did not hold an annual meeting in 2021 and, as a result, is making this announcement of the 2022 Annual Meeting date to establish deadlines for submission of stockholder proposals and nominations.

Proxy Statement Proposals

Stockholders wishing to submit proposals for inclusion in the Company’s proxy statement for the 2022 Annual Meeting must ensure, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), that such proposals are received by the Secretary of the Company at the principal executive offices of the Company located at 1 Tower Lane, Suite 800, Oakbrook Terrace, IL 60181 (or via email at AskLegal@redbox.com), on or before January 21, 2022. Any such proposals must also meet the requirements set forth in Rule 14a-8 in order to be eligible for inclusion in the proxy statement

Other Proposals and Nominations

The Company’s bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but that are not included in the Company’s proxy statement for that meeting. Under the bylaws, in order to nominate directors or propose other business at the 2022 Annual Meeting, a stockholder entitled to vote must comply with the procedures and timing set forth in the bylaws, including delivering a notice to the Secretary of the Company at the principal executive offices of the Company no later than the close of business on March 3, 2022, and no earlier than February 1, 2022. The notice must contain the information required by the bylaws. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under Rule 14a-8. A copy of the bylaws was attached as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2021, and can also be obtained by contacting the Secretary of the Company at the address above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBOX ENTERTAINMENT INC.

Date: January 11, 2022

	By:	/s/ Frederick W. Stein
Name: Frederick W. Stein
Title: Chief Legal Officer & Secretary